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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 22, 1999

                          DLJ Commercial Mortgage Corp.
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                                 333-59167-03       13-3956945
(State or Other Jurisdiction              (Commission        (IRS Employer
of Incorporation)                         File Number)       Identification No.)

 277 Park Avenue, New York, New York                         10172
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 892-3000
                                                  ---------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

                  On June 22, 1999, a single series of certificates entitled Series 1999-CG2 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing (the "Pooling and Servicing Agreement"), dated as of June 1, 1999, among DLJ Commercial Mortgage Corp. as depositor (the "Depositor"), GE Capital Loan Services, Inc. as master servicer (the "Master Servicer"), Banc One Mortgage Capital Markets, LLC as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator"). The Certificates consist of 20 classes identified as the "Class S Certificates", the "Class A-1A Certificates", the "Class A-1B Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates", the "Class B-6 Certificates", the "Class B-7 Certificates", the "Class B-8 Certificates", the "Class C Certificates", the "Class D-1 Certificates", the "Class D-2 Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on June 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $1,550,429,606 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from GE Capital Access, Inc. ("GECA"), which is an affiliate of the Master Servicer and the remaining Mortgage Loans from Column Financial, Inc. ("Column" which is an affiliate of the Depositor and Goldman Sachs Mortgage Company ("GSMC"); and together with GECA and Column the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1 and Class B-2 Certificates to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and Goldman, Sachs & Co. ("Goldman"; and, together with DLJSC, the "Underwriters"), pursuant to an underwriting agreement dated June 11, 1999 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1 and a form of the Underwriting Agreement is attached hereto as Exhibit 99.2.

                  In connection with the issuance of the Certificates, Sidley & Austin, tax counsel to the Depositor, provided an opinion regarding certain tax matters. A copy of the opinion is attached hereto as Exhibit 99.3.

                  The Class S Certificates has an initial aggregate notional amount of $1,550,429,606. The Class A-1A Certificates have an initial aggregate principal balance of $241,610,000. The Class A-1B Certificates have an initial aggregate principal balance of $890,203,000. The Class A-2 Certificates have an initial aggregate principal balance of $69,769,000. The Class A-3 Certificates have an initial aggregate principal balance of $81,398,000. The Class A-4 Certificates have an initial aggregate principal balance of $19,380,000. The Class B-1 Certificates have an initial aggregate principal balance of $58,141,000. The Class B-2 Certificates have an initial aggregate principal balance of $23,257,000. The Class B-3 Certificates have an initial aggregate principal balance of $38,761,000. Class B-4 Certificates have an initial aggregate principal balance of $31,008,000. The Class B-5 Certificates have an initial aggregate principal balance of $15,505,000. The Class B-6 Certificates have an initial aggregate principal balance of $19,380,000. The Class B-7 Certificates have an initial aggregate principal balance of $15,504,000. The Class B-8 Certificates have

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an initial aggregate principal balance of $15,505,000. The Class C Certificates have an initial aggregate principal balance of $31,008,606.

                  Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

Exhibit No.    Description
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99.1           Pooling and Servicing Agreement.

99.2           Underwriting Agreement.

99.3           Opinion of Sidley & Austin with respect to certain tax matters.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 30, 1999
                                             DLJ COMMERCIAL MORTGAGE CORP.

                                             By: /s/ N. Dante LaRocca
                                                --------------------------------
                                                Name:  N. Dante LaRocca
                                                Title: Senior Vice President


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                                  EXHIBIT INDEX
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                  The following exhibits are filed herewith:

Exhibit No.
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99.1        Pooling and Servicing Agreement.

99.2        Underwriting Agreement.

99.3        Opinion of Sidley & Austin with respect to certain tax matters.